01-510593.2                                    5

01-510593.2
                         NOTE GUARANTY INSURANCE POLICY


Obligations:   Home Equity Loan Trust 2003-HS3             Policy Number: 42503


               Home Equity Loan-Backed Term Notes, Series 2003-HS3 $435,000,000 Class I Notes, consisting of Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4 and Class A-I-IO (the "Obligations")


        MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Note Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received from the Insurer by JPMorgan Chase Bank, or its successors, as indenture trustee for the Owners (the "Indenture Trustee"), on behalf of the Owners, for distribution by the Indenture Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Indenture
Trustee,  whether  or not such  funds  are  properly  applied  by the  Indenture
Trustee. Insured Payments shall be made only at the time set forth in this Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

        Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Issuer, the Trust or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

        No defenses, set-offs and counterclaims of any kind available to the Insurer so as to deny payment of any amount due in respect of this Policy will be valid and the Insurer hereby waives and agrees not to assert any and all such defenses, set-offs and counterclaims so as to deny payment of any amount due in respect of this Policy, including without limitation, any such rights acquired by subrogation, assignment or otherwise.

        The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (a) a certified copy of the order requiring the return of a preference payment, (b) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (c) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (d) appropriate instruments to effect the appointment  of the  Insurer  as agent for such  Owner in any  legal  proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

        The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Deficiency Amount is due or the second Business Day following receipt in New York, New York on a Business Day by U.S. Bank Trust National Association, as Fiscal Agent for the Insurer, or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent"), of a Notice (as described below), provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended Notice.

        Insured Payments due hereunder, unless otherwise stated herein, will be disbursed by the Fiscal Agent to the Indenture Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Indenture Trustee for the payment of such Insured Payment and legally available therefor.

        The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

        Subject to the terms of the Agreement, the Insurer shall be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the Insurer hereunder.

        As used herein, the following terms shall have the following meanings:

        "Agreement" means the Indenture dated as of September 29, 2003 between Home Equity Loan Trust 2003-HS3, as issuer, and the Indenture Trustee, as indenture trustee, without regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

        "Business Day" means any day other than (a) a Saturday or a Sunday (b) a day on which the Insurer is closed or (c) a day on which banking institutions in New York City or in the city in which the corporate trust office of the Indenture Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

        "Deficiency  Amount" means, with respect to any Payment Date, the sum of
(i) the excess, if any, of (A) the Class I Interest Distribution Amount on such Payment Date over (B) the amount on deposit in the Payment Account available for interest distributions on such Payment Date, (ii) any Liquidation Loss Amount for Loan Group I (other than any Excess Loss Amount for Loan Group I) for such Payment Date, to the extent not distributed as part of the Liquidation Loss Distribution Amount or a reduction of the Group I Overcollateralization Amount or excess interest from Loan Group II on such Payment Date, (iii) any Excess Loss Amount relating to Loan Group I for such Payment Date and (iv) the Guaranteed Payment Amount, if applicable.

        "Guaranteed Payment Amount" means the aggregate outstanding security balance of the Class A-I-1 Notes, Class A-I-2 Notes and Class A-I-3 Notes on the Payment Date in July 2018, after giving effect to all other distributions of principal on the Class A-I-1 Notes, the Class A-I-2 Notes and the Class A-I-3 Notes on such Payment Date and (ii) the aggregate outstanding security balance of the Class A-I-4 Notes on the Payment Date in September 2033, after giving effect to all other distributions of principal on the Class A-I-4 Notes on such Payment Date.

        "Insured Payment" means (a) as of any Payment Date, any Class I Deficiency Amount and (b) any Preference Amount.

        "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Insured Payment which shall be due and owing on the applicable [Payment Date].

        "Owner" means each Class I Noteholder (as defined in the Agreement) (other than the Indenture Trustee, the Depositor or the Master Servicer) who, on the applicable Payment Date, is entitled under the terms of the Obligations to payment thereunder.

        "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

        Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

        Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Indenture Trustee.

        The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006, Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Indenture Trustee in writing.

        THIS POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

        The   insurance   provided   by  this  Policy  is  not  covered  by  the
Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

        This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.

        IN WITNESS WHEREOF, the Insurer has caused this Policy to be executed and attested this 29th day of September 2003.

                                               MBIA INSURANCE CORPORATION


                                               By
                                                  ----------------------------
                                               Name
                                                    --------------------------
                                               Title
                                                     -------------------------


Attest:


By _______________________________
    Secretary




                           [SIGNATURE PAGE TO POLICY]

                                  EXHIBIT A

                           TO NOTE GUARANTY INSURANCE
                              POLICY NUMBER: 42503

                           NOTICE UNDER NOTE GUARANTY
                         INSURANCE POLICY NUMBER: 42503


U.S. Bank Trust National Association, as Fiscal Agent
  for MBIA Insurance Corporation
15th Floor
61 Broadway
New York, NY  10006
Attention:  Municipal Registrar and
           Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

The undersigned, a duly authorized officer of JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee"), hereby certifies to U.S. Bank Trust National Association (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Note Guaranty Insurance Policy Number: 42503 (the "Policy") issued by the Insurer in respect of the $678,000,000 Home Equity Loan Trust 2003-HS3 Home Equity Loan-Backed Term Notes, Series 2003-HS3, $435,000,000 Class I Notes (the "Obligations"), that:

               (a) the Indenture Trustee is the indenture trustee under the Indenture dated as of September 29, 2003, between Home Equity Loan Trust 2003-HS3, as Issuer, and the Indenture Trustee, as indenture trustee for the Owners;

               (b) the amount due under clause (i) of the definition of Deficiency Amount for the Payment Date occurring on the "Applicable Payment Date") is $ ;

               (c) the amount due under clause (ii) of the definition of Class I Deficiency Amount for the Applicable Payment Date is $ ;

               (d) the amount due under clause (iii) of the definition of Deficiency AMOUNT for the Applicable Payment Date is $ ;

               (e) the amount due under clause (iv) of the definition of Deficiency Amount for the Applicable Payment Date is $ ;

               (f) the sum of the amounts listed in paragraphs (b), (c), (d) and
        (e) above is $ (the "Deficiency Amount");

               (g) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction is $ (the "Preference Amount");

               (h) the total Insured Payment due is $ , which amount equals the sum of the Deficiency Amount and the Preference Amount;

               (i) the Indenture Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in (f) above to be applied to the payment of the Deficiency Amount for the Applicable Payment Date in accordance with the Agreement and for the dollar amount of the Insured Payment set forth in (g) above to be applied to the payment of any Preference Amount; and

               (j) the  Indenture  Trustee  directs  that payment of the Insured
        Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy: [INDENTURE TRUSTEE'S ACCOUNT NUMBER].

        Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

        IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this Notice under the Policy as of the day of , .

                              [                  ], as Indenture Trustee


                              By
                                 --------------------------------------------
                              Name
                                   ------------------------------------------
                              Title
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